                                                                   EXHIBIT 10.53

                                 AMENDMENT # 4
                              Expansion/Extension

AMENDMENT, made this 1st day of April 1999, between CORNERSTONE PROPERTIES I, LLC, having an office at 1720 So. Amphlett Blvd., Suite 110, San Mateo, California, 94402, "Lessor", and AVANTGO, INC., having an office at 1700 So. Amphlett Blvd., Suite 350, San Mateo, California, 94402, "Lessee."

WHEREAS, CORNERSTONE PROPERTIES I, LLC, and BOMBARDIER SOFTWARE, entered into a Master Lease dated June 23, 1997 covering Suite 114 in the Building 1650 South Amphlett Blvd., San Mateo, California, 94402, at the rental and upon the terms and conditions there more particularly set forth; and

WHEREAS, Lessor and Lessee are desirous of amending said Lease in the manner set forth below.

SQUARE FOOTAGE: Building 1700 Lessee now occupies 8,303 square feet in Suite
                -------------
300. Effective April 1, 1999 Lessee will lease an additional 8,257 square feet in Suite 350. Exhibit "A" floor plan attached. The total leased square footage will be 16,560.

LEASE TERM: The term for Suite 350, 8,257 square feet shall be from April 1, 1999 to March 31, 2002. The term for Suite 300 will be extended four (4) months to expire March 31, 2002.

RENT SCHEDULE:

Suite 350; 8,257 square feet
----------------------------
April 1, 1999 - December 31, 2000                 $2.60/square foot                  $21,468.00/month
(or as suite becomes occupied. Effective January 1, 2000, suite will be paid in full each  month.)
January 1, 2000 - March 31, 2000                  $2.60/square foot                  $21,468.00/month
April 1, 2000 - March 31, 2001                    $2.70/square foot                  $22,294.00/month
April 1, 2001 - March 31, 2002                    $2.80/square foot                  $23,120.00/month

Suite 300; 84303 square feet
----------------------------
December 1, 1998 - November 30, 1999                  $2.40/square foot              $19,927.00/month
December 1, 1999 - November 30, 2000                  $2.50/square foot              $20,758.00/month
December 1, 2000 - November 30, 2001                  $2.60/square foot              $21,588.00/month
December 1, 2001 - March 31, 2002                     $2.80/square foot              $23,248.00/month

PAYMENT SCHEDULE: Lessee will pay rent for Suite 350 as the suite becomes occupied. Lessee will pay rent in full for 8,257 square feet effective January 1, 2000.

Collectively Suite 300; 16,560 square feet
------------------------------------------
January 1, 2000 - November 30, 2000            $42,226.00/month
December 1, 2000 - March 31, 2001              $43,882.00/month
April 1, 2001 - November 30, 2001              $44,708.00/month
December 1, 2001 - March 31, 2002              $46,368.00/month

SECURITY DEPOSIT: Prior to this Lease Amendment "Lessee" had deposited with "Lessor" a security deposit in the amount of $21,588.00. Security deposit due for Suite 350 is $23,120.00. Security deposit will be made in payments beginning July 1, 1999; see below:

SECURITY DEPOSIT
PAYMENT SCHEDULE:

July 1, 1999 - December 31, 1999         $3,853.00/month

SURRENDER OF LEASED PREMISES: Lessee may cancel this Lease at any time with 120 (One Hundred and Twenty) days written notice to Lessor; prior to the end of the lease term.

FIRST RIGHT OF REFUSAL: Provided Lessee is not in default under the terms of the Lease, Lessee to have the first right of refusal for space on the second floor of Building 1700.

BUILDING SIGNAGE: Lessor grants permission to Lessee to install signage on the exterior of Building 1700. Lessee is required to obtain the necessary permits from the San Mateo County Planning Department.

TENANT IMPROVEMENTS:
Per the attached, Lessor's and Lessee's costs are as agreed. Costs for Lessee not to exceed $100,000. Costs for above standard finishes and additional electrical requirements for server room shall not be included in attached cost list, and will be the responsibility of tenant.

EXHIBIT A1:
Convertible Promissory Note attached

ADDITIONAL BLDG/SUITE
TENANT OCCUPIES: 1700/300

OPERATING EXPENSES: Lessee will be billed for Operating Costs and Property Taxes at a proportionate rate of 2.49%. The base year for Operating Costs shall be 1999. The base year for Property Taxes shall be 1999.

GENERAL TERMS: All other terms, covenants, provisions, and agreements of said Lease dated June 23, 1997 and subsequent Amendments shall remain in full force.

IN WITNESS WHEREOF, this Amendment to Lessee has been duly executed by the parties hereto.

Dated: 4/20/99           Lessor:         CORNERSTONE PROPERTIES I, LLC
       -------
                                         /s/ Steve Kaufman
                                         ---------------------------------
                                         By: Steve Kaufman


Dated: 4/20/99           Lessor:         AVANTGO, INC.
       -------
                                         /s/ Felix Lin
                                         ---------------------------------
                                         By: Felix Lin